Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Ready Capital Corporation
1251 Avenue of Americas, 50th Floor
New York, New York 10020

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ready Capital Corporation (the “Company”) and Performance Trust Capital Partners, LLC (together with the Company, the “Specified Parties”), related to the Specified Parties’ evaluation of certain information with respect to a portfolio of small business loans in conjunction with the proposed offering of Readycap Lending Small Business Loan Trust 2019-2, Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2019- 2.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

On August 19, 2019, representatives of the Company provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2019 (the “Cutoff Date”), with respect to 1,238 small business loans (the “Statistical Data File”).

In addition, on September 6, 2019, representatives of the Company provided us with a supplemental data file containing an updated index and FICO score field for 1,174 of the 1,238 small business indicated in the Statistical Data File (the “Supplemental Data File”). We were instructed by representatives of the Company to adjust the Statistical Data File with the information set forth on the Supplemental Data File. The Statistical Data File, as adjusted, is herein referred to as the “Data File.”

At the instruction of the Company, we (i) selected the 45 largest small business loans, based on the outstanding principal balance, set forth on the Data File (the “Top 45 Selected Loans”) and (ii) randomly selected an additional 121 small business loans from the remaining small business loans set forth on the Data File (the “Randomly Selected Loans” and, together with the Top 45 Selected Loans, the “Selected Loans”).

Further, at the instruction of the Company, we did not perform any comparisons for the six Selected Loans identified on the attached Appendix A. The remaining 160 Selected Loans are hereinafter referred to as the “Sample Loans.” We performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics

1.	RCL ID (for informational purpose only)	23.	Rate Change Freq in Months
2.	BPO as-of-date (if applicable)	24.	24 Month Pay History
3.	BPO Value (if applicable)	25.	30 Days DQ in Prior 24 Months
4.	Primary Collateral Sub-Type	26.	60 Days DQ in Prior 24 Months
5.	Collateral Type Bucket	27.	90 Days DQ in Prior 24 Months
6.	Primary Collateral Lien	28.	Total Current Balance
7.	Purpose of Loan	29.	Current Coupon
8.	Secured by 1st Lien RE? (Y/N)	30.	Date Next Payment Due
9.	Secured by RE? (Any Lien) (Y/N)	31.	Days in Delinquency
10.	Borrower State	32.	FICO
11.	Primary Property State	33.	Interest Paid To Date
12.	Modification Date (if applicable)	34.	Maturity Date
13.	Modification Description (if applicable)	35.	NAICS Code
14.	Modification Flag (within Prior 24 Months) (if applicable)	36.	NAICS Description
15.	Balloon Flag (Yes/No)	37.	Original Term in Months
16.	Borrower Name	38.	Payment Due (interest & principal)
17.	Fixed or Floating Rate (Fixed/Float)	39.	Remaining Term in Months
18.	Index	40.	Seasoning
19.	Loan Original Balance	41.	SIC Code
20.	Loan Origination Date	42.	SIC Description
21.	Loan Spread	43.	Status
22.	Pari Passu Flag (Y/N)	44.	Unguaranteed Owned Balance

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the “BPO Valuation Report.”

We compared Characteristic 4. to the corresponding information set forth on or derived from the BPO Valuation Report or “Appraisal Report.”

We compared Characteristics 5. through 9. to the corresponding information set forth on or derived from the “Credit Write Up” or “Title Policy.”

We compared Characteristics 10. and 11. to the corresponding information set forth on or derived from the “Deed of Trust.”

We compared Characteristics 12. through 14. to the corresponding information set forth on or derived from the “Modification Agreements.”

We compared Characteristics 15. through 23. to the corresponding information set forth on or derived from the “Promissory Note.”

We compared Characteristics 24. through 44. to the corresponding information set forth on or derived from queries from the Company’s servicing system as of July 31, 2019 (the “Servicing System Query”), provided to us on August 22, 2019 by representatives of the Company.

*******

The small business loan documents described above (including any information obtained from the Servicing System Query) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix

B. Supplemental information is contained on Appendix C.

*******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

November 20, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 20, 2019

In applying our agreed-upon procedures as outlined above, we did not perform any comparisons for the following Selected Loans:

1233919102
12219101
1183119101
1288916101
367919101
121111910

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 20, 2019

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences in BPO as-of-date.
2	Twelve differences in Collateral Type Bucket.
3	One difference in Index.
4	Two differences in Loan Origination Date.
5	Two differences in Pari Passu Flag.
6	Twelve differences in Primary Collateral Lien.
7	Nine differences in Primary Collateral Sub-Type.
8	One difference in Primary Property State.
9	Eleven differences in Purpose of Loan.
10	Five differences in Rate Change Freq in Months.
11	Six differences in Remaining Term in Months.
12	One difference in Secured by 1st Lien RE?.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 20, 2019

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Data File	Characteristic set forth on or derived from the Loan Documents
1	318219101	BPO as-of-date	6/20/2019	6/21/2019
1	1271816101	BPO as-of-date	6-23-219	6/23/2019
2	84629101	Collateral Type Bucket	Jr. Lien Real Estate	1st Lien Real Estate
2	1068919101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1149926601	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1172019101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1228019101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1257616601	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1276316101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1279316101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1285516101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1288116101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
2	1288416101	Collateral Type Bucket	Jr. Lien Real Estate	Business Assets
2	1321916101	Collateral Type Bucket	Jr. Lien Real Estate	Non-Real Estate
3	1301916101	Index	Wall Street Journal Prime Quarterly	Wall Street Journal Prime Monthly
4	1254519101	Loan Origination Date	5/27/2011	5/26/2011
4	1257019101	Loan Origination Date	10/19/2012	10/18/2012
5	1040519602	Pari Passu Flag	Y	N
5	1061019101	Pari Passu Flag	Y	N
6	84629101	Primary Collateral Lien	2	1
6	1068919101	Primary Collateral Lien	2	1
6	1172019101	Primary Collateral Lien	2	1
6	1228019101	Primary Collateral Lien	3	1
6	1257616601	Primary Collateral Lien	3	1
6	1276316101	Primary Collateral Lien	2	1
6	1279316101	Primary Collateral Lien	2	1
6	1285516101	Primary Collateral Lien	2	1
6	1288116101	Primary Collateral Lien	2	1
6	1288416101	Primary Collateral Lien	2	1
6	1288716102	Primary Collateral Lien	2	1
6	1321916101	Primary Collateral Lien	2	1
7	1068919101	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1149926601	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1172019101	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1257616601	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1276316101	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1279316101	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1285516101	Primary Collateral Sub-Type	Single Family Residence	Business Assets
7	1288116101	Primary Collateral Sub-Type	Multi-Family Residence	Business Assets
7	1321916101	Primary Collateral Sub-Type	Multi-Family Residence	Business Assets
8	1283016101	Primary Property State	NM	TX
9	51819101	Purpose of Loan	Expansion	Acquisition
9	90119101	Purpose of Loan	Expansion	Acquisition
9	108219101	Purpose of Loan	Expansion	Acquisition

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Data File	Characteristic set forth on or derived from the Loan Documents
9	1196719101	Purpose of Loan	Expansion	Acquisition
9	1203517601	Purpose of Loan	Expansion	Acquisition
9	1257019101	Purpose of Loan	Refinance	Acquisition
9	1274416601	Purpose of Loan	Building Improvements	Acquisition
9	1303216101	Purpose of Loan	Expansion	Acquisition
9	1325316101	Purpose of Loan	Business Acquisition	Acquisition
9	1326116101	Purpose of Loan	Business Acquisition	Acquisition
9	1327416101	Purpose of Loan	Start up	Acquisition
10	51819101	Rate Change Freq in Months	3	60
10	588219101	Rate Change Freq in Months	3	60
10	598219102	Rate Change Freq in Months	3	60
10	1210219101	Rate Change Freq in Months	3	1
10	1301916101	Rate Change Freq in Months	3	1
11	629919101	Remaining Term in Months	31	30
11	1061019101	Remaining Term in Months	151	150
11	1228019101	Remaining Term in Months	93	94
11	1252419101	Remaining Term in Months	203	202
11	1290316101	Remaining Term in Months	103	102
11	1324416101	Remaining Term in Months	299	298
12	84629101	Secured by 1st Lien RE?	N	Y

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.